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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Galen Holdings Public Limited Company

     We consent to the use of our report included herein on the Warner Chilcott Public Limited Company consolidated 1998 and 1999 financial statements and to the reference to our firm under the heading "Experts" in the Registration Statement on Form-1 of Galen Holdings PLC.

                                                  /s/ KPMG LLP

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Short Hills, New Jersey
July 2, 2001